UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2024 (December 27, 2023)

Quadro Acquisition One Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40077	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Library Avenue, Suite 204 Newark, Delaware	19715
(Address of principal executive offices)	(Zip Code)

(302) 738-6680
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one Redeemable Warrant	QDROU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.001 per share	QDRO	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50, subject to adjustment	QDROW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 27, 2023, Quadro Acquisition One Corp., a Cayman Islands exempted company (the “Company”), received a deficiency notice (“Notice”) from the Nasdaq Stock Market (“Nasdaq”) notifying the Company that, as a result of the resignations of Clifford Tompsett and Leonid Zilber from the board of directors of the Company (the “Board”) and the audit committee and compensation committee of the Board (“Audit Committee” and “Compensation Committee,” respectively) effective November 21, 2023, the Company is no longer in compliance with the continued listing requirements set forth in Nasdaq Listing Rule 5605 regarding the composition of the Audit Committee and the Compensation Committee, because the Audit Committee and Compensation Committee are each now comprised of only one member instead of the required three members for the Audit Committee and two members for the Compensation Committee. The Notice is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s securities on The Nasdaq Capital Market.

The Notice from Nasdaq further provided that the Company has 45 calendar days, or until February 12, 2024, to submit a plan to regain compliance. If such plan is accepted, Nasdaq can grant an extension of up to 180 calendar days from the date of the Notice to evidence compliance. The Company intends to cure the deficiency by appointment of additional independent directors and/or submit a plan to regain compliance with Nasdaq Listing Rule 5605 within the required timeframe. If the Company’s plan is not accepted, the Company will have the opportunity to request a hearing before an independent Nasdaq Hearings Panel (the “Panel”). The hearing request would automatically stay any suspension or delisting action pending the hearing and the expiration of any additional extension period granted by the Panel following the hearing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUADRO ACQUISITION ONE CORP.

Date: January 3, 2024	By:	/s/ Dimitri Elkin
		Name:	Dimitri Elkin
		Title:	Chief Executive Officer

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